Exhibit 10.17

EXECUTION VERSION

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered as of May 3, 2024, by and among the various entities listed on the signature pages hereto as an Originator (the “Originators” and each, an “Originator”), NUSTAR ENERGY L.P., as initial Servicer (as defined below) (“NuStar Energy”) and NUSTAR FINANCE LLC, a Delaware limited liability company (the “Buyer”).

RECITALS

WHEREAS, NuStar Energy, the Buyer and the Originators entered into that certain Purchase and Sale Agreement, dated as of June 15, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”) for the purchase and sale of certain receivables and the related rights;

WHEREAS, concurrently herewith, the Buyer, as borrower, NuStar Energy, as initial Servicer (in such capacity, the “Servicer”), the Lenders and as Group Agents party thereto, and PNC Bank, National Association, as Administrative Agent, are entering into that certain Eighth Amendment to the Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”); and

WHEREAS, the parties agree as follows.

AMENDMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Amendments to Purchase and Sale Agreement. Effective as of the date hereof, the Purchase and Sale Agreement is hereby amended to incorporate the changes shown on the marked pages of the Purchase and Sale Agreement attached hereto as Exhibit A.

2. Definitions. Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Amendment or the Purchase and Sale Agreement are defined in Article I of the Receivables Financing Agreement.

3. Representations and Warranties. Each of the Originators hereby represents and warrants as of the date hereof as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or equity.

(c) No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

4. Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Purchase and Sale Agreement are and shall remain in full force and effect and the Purchase and Sale Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Purchase and Sale Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof, concurrently with the effectiveness of the RFA Amendment, upon receipt by the Administrative Agent of duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

6. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

8. Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Originator and the Buyer, and their respective successors and permitted assigns.

10. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

NUSTAR FINANCE LLC, as Buyer

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P., as Initial Servicer

By: Riverwalk Logistics, L.P., its general partner

By: NuStar GP, LLC, its general partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR LOGISTICS, L.P., as an Originator

By: NuStar GP, Inc., its general partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

S-1	Third Amendment to Purchase and Sale Agreement

NUSTAR ENERGY SERVICES, INC., as an Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., as an Originator

By: NuStar Pipeline Company, LLC, its general partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR SUPPLY & TRADING LLC, as an Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

S-2	Third Amendment to Purchase and Sale Agreement

NUSTAR PERMIAN TRANSPORTATION AND STORAGE, LLC, as an Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR PERMIAN FIELD SERVICES, LLC as an Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR PERMIAN CRUDE LOGISTICS, LLC as an Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

NUSTAR PERMIAN CRUDE STORAGE, LLC as an Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

S-3	Third Amendment to Purchase and Sale Agreement

NUSTAR PERMIAN CC STORAGE, LLC as an Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief
Financial Officer

S-4	Third Amendment to Purchase and Sale Agreement

Consented to:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for the PNC Group

By:	/s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

S-5	Third Amendment to Purchase and Sale Agreement

Exhibit A

Amendments to Purchase and Sale Agreement

(Attached)

[On file with the Administrative Agent]